SUPPLEMENT TO THE PROSPECTUS Supplement dated December 18, 2023, to the Prospectus dated October 27, 2023.

MFS® Prudent Investor Fund

Effective immediately, the table entitled “Performance Table” in the sub-section entitled “Performance Information” under the main heading entitled “Summary of Key Information” is restated as follows:

Performance Table.

Average Annual Total Returns

(For the Periods Ended December 31, 2022)

Share Class	1 YEAR	LIFE (INCEPTION 1-18-2018)
Returns Before Taxes
B Shares	(18.04)%	0.46%
C Shares	(15.39)%	0.89%
I Shares	(13.77)%	1.88%
R1 Shares	(14.60)%	0.86%
R2 Shares	(14.19)%	1.37%
R3 Shares	(13.97)%	1.62%
R4 Shares	(13.75)%	1.87%
R6 Shares	(13.75)%	1.92%
A Shares	(18.93)%	0.41%
Returns After Taxes on Distributions
A Shares	(19.14)%	0.03%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	(11.06)%	0.27%
Index Comparisons (Reflects no deduction for fees, expenses, or taxes)
MSCI World Index (net div)	(18.14)%	5.23%
ICE BofA 0-3 Month U.S. Treasury Bill Index	1.53%	1.23%

1	FPP-SUP-I-121823